_____________________________________________


                                CREDIT AGREEMENT


                                     between



                       EVEREST REINSURANCE HOLDINGS, INC.



                                       and



                            FIRST UNION NATIONAL BANK




                      $50,000,000 Revolving Credit Facility








                            Dated as of June 16, 1997


                 _____________________________________________

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

RECITALS......................................................................1

                                    ARTICLE I

                                   DEFINITIONS

1.1.  Defined Terms...........................................................1
1.2.  Accounting Terms.......................................................14
1.3.  Other Terms; Construction..............................................15

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

2.1.  Commitments; Loans.....................................................15
2.2.  Borrowings.............................................................15
2.3.  Note...................................................................17
2.4.  Termination and Reduction of Commitment................................17
2.5.  Mandatory and Voluntary Payments and Prepayments.......................17
2.6.  Interest...............................................................18
2.7.  Fees...................................................................19
2.8.  Interest Periods.......................................................20
2.9.  Conversions and Continuations..........................................21
2.10.  Method of Payments; Computations......................................22
2.11.  Recovery of Payments..................................................22
2.12.  Use of Proceeds.......................................................23
2.13.  Increased Costs; Change in Circumstances;
         Illegality; etc.....................................................23
2.14.  Taxes.................................................................25
2.15.  Compensation..........................................................26

                                   ARTICLE III

                             CONDITIONS OF BORROWING

3.1.  Conditions of Initial Loan.............................................27
3.2.  Conditions to All Loans................................................29

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1.  Corporate Organization and Power.......................................30
4.2.  Authorization; Enforceability..........................................30
4.3.  No Violation...........................................................30
4.4.  Governmental Authorization; Permits....................................31
4.5.  Litigation.............................................................31
4.6.  Taxes..................................................................32
4.7.  Subsidiaries...........................................................32

                                                                           Page
                                                                           ----

4.8.  Full Disclosure........................................................32
4.9.  Margin Regulations.....................................................33
4.10.  No Material Adverse Change............................................33
4.11.  Financial Matters.....................................................33
4.12.  Ownership of Properties...............................................34
4.13.  ERISA.................................................................35
4.14.  Environmental Matters.................................................35
4.15.  Compliance With Laws..................................................36
4.16.  Regulated Industries..................................................36
4.17.  Insurance.............................................................36

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

5.1.  GAAP Financial Statements..............................................37
5.2.  Statutory Financial Statements.........................................38
5.3.  Other Business and Financial Information...............................39
5.4.  Corporate Existence; Franchises; Maintenance
        of Properties........................................................41
5.5.  Compliance with Laws...................................................42
5.6.  Payment of Obligations.................................................42
5.7.  Insurance..............................................................42
5.8.  Maintenance of Books and Records; Inspection...........................42
5.9.  Dividends..............................................................43
5.10.  Further Assurances....................................................43

                                   ARTICLE VI

                               FINANCIAL COVENANTS

6.1.  Capitalization Ratio...................................................43
6.2.  Statutory Surplus......................................................43

                                   ARTICLE VII

                               NEGATIVE COVENANTS

7.1.  Fundamental Changes....................................................44
7.2.  Indebtedness...........................................................44
7.3.  Liens..................................................................44
7.4.  Disposition of Assets..................................................46
7.5.  Transactions with Affiliates...........................................47
7.6.  Lines of Business......................................................48
7.7.  Fiscal Year............................................................48
7.8.  Accounting Changes.....................................................48

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                                                           Page
                                                                           ----
8.1.  Events of Default......................................................48
8.2.  Remedies; Termination of Commitments,
        Acceleration, etc....................................................51
8.3.  Remedies; Set-Off......................................................52

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1.  Fees and Expenses......................................................52
9.2.  Indemnification........................................................53
9.3.  GOVERNING LAW..........................................................53
9.4.  WAIVER OF TRIAL BY JURY................................................53
9.5.  Notices................................................................53
9.6.  Amendments Waivers, etc................................................54
9.7.  Assignments, Participations............................................54
9.8.  No Waiver..............................................................56
9.9.  Successors and Assigns.................................................56
9.10.  Survival..............................................................56
9.11.  Severability..........................................................56
9.12.  Construction..........................................................57
9.13.  Confidentiality.......................................................57
9.14.  Counterparts..........................................................57
9.15.  ENTIRE AGREEMENT......................................................57


                                    EXHIBITS

Exhibit A                  Form of Note
Exhibit B-1                Form of Notice of Borrowing
Exhibit B-2                Form of Notice of Conversion/Continuation
Exhibit C                  Form of Request for Extension of Maturity Date
Exhibit D                  Form of Compliance Certificate
Exhibit E                  Form of Opinion


                                    SCHEDULES

Schedule 4.4               Licenses
Schedule 4.7               Subsidiaries
Schedule 7.3               Liens

                                CREDIT AGREEMENT



     THIS CREDIT AGREEMENT, dated as of the 16th day of June, 1997 (this Agreement"), is made between EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation with its principal offices in Liberty Corner, New Jersey (the "Borrower") and FIRST UNION NATIONAL BANK (the "Lender").


                                    RECITALS

     A. The Borrower has requested that the Lender make available to the Borrower a revolving credit facility in the aggregate principal amount of $50,000,000. The Borrower will use the proceeds of this facility for liquidity and general corporate purposes and to pay or reimburse certain fees and expenses in connection herewith, all as more fully described herein.

     B. The Lender is willing to make available to the Borrower the revolving credit facility described above subject to and on the terms and conditions set forth in this Agreement.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     1.1. Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account Designation Letter" shall mean a letter from the Borrower to the Lender, duly completed and signed by an Authorized Officer of the Borrower and in form and substance satisfactory to the Lender, listing any one or more accounts to which the Borrower may from time to time request the Lender to forward the proceeds of any Loans made hereunder.

     "Adjusted LIBOR Rate" shall mean, at any time with respect to any LIBOR Loan, a rate per annum equal to the LIBOR Rate as in effect at such time adjusted for reserves and other regulatory requirements plus the applicable Margin Percentage as in effect at such time.

     "Adjusted Tangible Net Worth" shall mean, at any time, the consolidated stockholder's equity of the Borrower and its Subsidiaries at such time, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles but (i) excluding any preferred stock or other class of equity securities that, by its stated terms (or by the terms of any class of equity securities issuable upon conversion thereof or in exchange therefor), or upon the occurrence of any event, matures or is mandatorily redeemable, or is redeemable at the option of the holders thereof, in whole or in part, at any time prior to one (1) year after the Maturity Date, (ii) excluding Intangibles, and (iii) without regard to any unrealized losses and any unrealized gains (in each case to the extent reflected in the determination of such consolidated stockholders' equity) related, directly or indirectly, to securities available for sale, as determined in accordance with Statement of Financial Accounting Standards No. 115 of the Financial Accounting Standards Board. For purposes of this definition, "Intangibles" means, without duplication, the amount (to the extent reflected, net of any related deferred tax liability to the extent such deferred tax liability is separately disclosed in the footnotes of the Borrower's most recent consolidated financial statements prepared in accordance with Generally Accepted Accounting Principles in the determination of such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations) in the book value of any asset owned by the Borrower or any of its Subsidiaries, and (ii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets, designated as such as contemplated by Section 1.2 (but nothing in the foregoing shall be deemed to include deferred acquisition cost or deferred tax assets other than anticipated future benefits of tax loss carry-forwards).

     "Affiliate" shall mean, as to any Person, each other Person that directly, or indirectly through one or more intermediaries, owns or controls, is controlled by or under common control with, such Person or is a director or officer of such Person. For purposes of this definition, with respect to any Person "control" shall mean (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or
(ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person.

     "Aggregate Unutilized Commitment" shall mean, at any time, (i) the Commitment at such time less (ii) the aggregate principal amount of Loans outstanding at such time.

     "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

     "Annual Statement" shall mean, with respect to any Insurance Subsidiary for any fiscal year, the annual financial statements of such Insurance Subsidiary as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile and in accordance with the laws of such jurisdiction, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

     "Assignee" shall have the meaning given to such term in Section 9.7(a).

     "Authorized Officer" shall mean any officer of the Borrower authorized by resolution of the board of directors of the Borrower to take the action specified herein with respect to such officer and whose signature and incumbency shall have been certified to the Lender by the secretary or an assistant secretary of the Borrower.

     "Bankruptcy Code" shall mean 11 U.S.C. ss 101 et seq., as amended from time to time, and any successor statute.

     "Base Rate" shall mean the higher of (i) the rate of interest established by the Lender, from time to time, as its reference rate in making loans (which does not necessarily reflect the rate of interest charged to any particular borrower or class of borrowers), as adjusted to conform to changes as of the opening of business on the date of any such change in such reference rate, or
(ii) 0.5% per annum plus the Federal Funds Rate, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate.

     "Base Rate Loan" shall mean, at any time, any Loan that bears interest at such time at the Base Rate.

     "Business Day" shall mean (i) any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in Charlotte, North Carolina are required by law to be closed and (ii) in respect of any determination relevant to a LIBOR Loan, any such day that is also a day on which tradings are conducted in the London interbank Eurodollar market.

     "Capitalization Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) Funded Debt as of such date to (ii) the sum of Funded Debt and Adjusted Tangible Net Worth, each as of such date.

     "Closing Date" shall mean the date upon which the initial extension of credit is made pursuant to this Agreement.

     "Commitment" shall mean, initially $50,000,000, subject to reduction as provided in Section 2.4.

     "Commitment Letter" shall mean the letter from the Lender to the Borrower, dated January 8, 1997, relating to the transactions contemplated by this Agreement, as amended, modified or supplemented from time to time.

     "Compliance Certificate" shall mean a fully completed and duly executed certificate in the form of Exhibit D.

     "Contingent Obligation" shall mean, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its Subsidiaries, the term Contingent Obligation shall not include (y) endorsements for collection or deposit in the ordinary course of business or (z) obligations entered into by an Insurance Subsidiary in the ordinary course of its insurance or reinsurance business under insurance policies, surety bonds or contracts issued by it or to which it is a party, including reinsurance agreements (and security posted by any such Insurance Subsidiary in the ordinary course of its business to secure obligations thereunder).

     "Covenant Compliance Worksheet" shall mean, a fully completed worksheet in the form of Schedule 1 to Exhibit D.

     "Credit Documents" shall mean, this Agreement, the Note, the Commitment Letter, and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Lender by or on behalf of the Borrower or any of its Subsidiaries with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time.

     "Default" shall mean, any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     "Dollars" or "$" shall mean, dollars of the United States of America.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "ERISA Affiliate" shall mean any Person (including any trade or business, whether or not incorporated) that would be deemed to be under "common control" with, or a member of the same "controlled group" as, the Borrower or any of its Subsidiaries, within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001 of ERISA.

     "ERISA Event" shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan that results in liability under
Section 4201 or 4204 of ERISA, or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by the Borrower or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce
Section 515 of ERISA, which is not dismissed within thirty (30) days, (vi) the imposition upon the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower or any ERISA Affiliate as a result of any alleged failure to comply with the Internal Revenue Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Borrower or any ERISA Affiliate, (viii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Internal Revenue Code by any fiduciary of any Plan for which the Borrower or any of its ERISA Affiliates may be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (collectively, "Claims"), including, without limitation,
(i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

     "Environmental Laws" shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

     "Event of  Default"  shall have the  meaning  given to such term in Section
8.1.

     "Everest National" shall mean Everest National Insurance Company, an Arizona insurance corporation and subsidiary of the Borrower.

     "Everest Re" shall mean Everest Reinsurance Company, a Delaware insurance corporation and the Borrower's primary insurance subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "Federal Funds Rate" shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three federal funds brokers of recognized standing selected by the Lender.

     "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

     "Funded Debt" shall mean, with respect to the Borrower and its consolidated Subsidiaries, at any date of determination, all items of Indebtedness for money borrowed, reimbursement obligations in respect of bonds, letters of credit (other than undrawn letters of credit) and acceptances, obligations to pay the deferred purchase price of property or services, obligations secured by a lien on property, capital lease obligations, conditional sale obligations, obligations to redeem, defease or otherwise make payments in respect of capital stock, and Contingent Obligations in respect of indebtedness for money borrowed of others (excluding guaranties issued by an Insurance Subsidiary in the ordinary course of its reinsurance business to support reinsurance arrangements).

     "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board (or, to the extent not so set forth in such statements, opinions and pronouncements, as generally followed by entities similar in size to the Borrower and engaged in generally similar lines of business), consistently applied and maintained and in conformity with those used in the preparation of the most recent financial statements of the Borrower referred to in Section 4.11(a).

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any central bank thereof, any municipal, local, city or county government, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Hazardous     Substances"    shall     mean      any     substances     or
materials     (i)   that     are    or   become   defined     as       hazardous
wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (ii) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) the presence of which require investigation or response under any Environmental Law, (iv) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (v) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (vi) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

     "Hedge Agreement" shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates.

     "Historical Statutory Statements" shall have the meaning given to such term in Section 4.11(b).

     "Indebtedness" shall mean, with respect to any Person (without duplication), (i) all indebtedness of such Person for borrowed money or in respect of loans or advances, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or should be, in accordance with Generally Accepted Accounting Principles, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock or other equity securities that, by their stated terms (or by the terms of any equity securities issuable upon conversion thereof or in exchange therefor), or upon the occurrence of any event, mature or are mandatorily redeemable, or are redeemable at the option of the holder thereof, in whole or in part, at any time prior to the Maturity Date, (viii) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date,
(ix) all Contingent Obligations of such Person and (x) all indebtedness referred to in clauses (i) through (ix) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

     "Insurance Regulatory Authority" shall mean, with respect to any Insurance Subsidiary, the insurance department or similar Governmental Authority charged with regulating insurance companies or insurance holding companies, in its state of domicile and, to the extent that it has regulatory authority over such Insurance Subsidiary, in each other jurisdiction in which such Insurance Subsidiary conducts business or is licensed to conduct business.

     "Insurance Subsidiary" shall mean Everest Re, Everest National and any other Subsidiary of the Borrower the ability of which to pay dividends is regulated by an Insurance Regulatory Authority or that is otherwise required to be regulated thereby in accordance with the applicable Requirements of Law of its state of domicile.

     "Interest Period" shall have the meaning given to such term in Section 2.8.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

     "LIBOR Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted LIBOR Rate.

     "LIBOR Rate" shall mean, with respect to each LIBOR Loan for any Interest Period, an interest rate per annum obtained by dividing (i)(y) the rate of interest appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, or at the option of the Lender in any event, the rate of interest determined by the Lender to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered by the Lender to first-tier banks in the London interbank Eurodollar market, in each case under (y) and (z) above at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the amount of such LIBOR Loan, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period.

     "Lending Office" shall mean, the office of the Lender specified as its address for notices in Section 9.5 or such other office as may be otherwise designated in writing from time to time as such by the Lender to the Borrower. The Lender may designate separate Lending Offices as provided in the foregoing sentence for the purposes of making or maintaining different Types of Loans, and, with respect to LIBOR Loans, such office may be a domestic or foreign branch or Affiliate of the Lender.

     "Licenses" shall have the meaning given to such term in Section 4.4(c).

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

     "Loans" shall have the meaning given to such term in Section 2.1 and may consist of Base Rate Loans, LIBOR Loans or Money Market Loans.

     "Margin Percentage" shall mean, at any time, the applicable percentage (a) to be added to the LIBOR Rate pursuant to Section 2.6 for purposes of determining the Adjusted LIBOR Rate and (b) to be used in calculating the facility fee payable pursuant to Section 2.7, in each case as determined under the following matrix with reference to the ratings given to Everest Re's claims paying ability and insurance strength rating:

                              Applicable Margin         Applicable Margin
                              Percentage for            Percentage for
   Rating Status              LIBOR Loans               Facility Fee
   -------------              -----------------         -----------------

   Tier I Status                 0.175%                    0.065%

   Tier II Status                0.21%                     0.075%

   Tier III Status               0.425%                    0.15%

For purposes of determining any Margin Percentage at any date:

                         (i) "Tier I Status"  exists at such date if, as of such
                  date, Everest Re's claims paying ability or insurance strength rating is (y) AA3 or better by Moody's or (z) AA- or better by Standard & Poor's;

                        (ii) "Tier II Status" exists at such date if, as of such
                  date, Tier 1 Status does not exist and Everest Re's claims paying ability or insurance strength rating is (y) lower than AA3 but A3 or better by Moody's or (z) lower than AA-but A- or better by Standard & Poor's; and

                       (iii) "Tier III  Status"  exists  at such  date if, as of
                  such date and even if Tier I or Tier II status would otherwise exist, Everest Re's claims paying ability or insurance strength rating is (y) lower than A3 by Moody's or (z) lower than A- by Standard & Poor's or if Everest Re is not rated by both Moody's and Standard & Poor's.

provided, however, that if Standard & Poor's or Moody's changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level; provided, further, however, that if at any time the difference between the Moody's and Standard & Poor's ratings at such time is more than one (l) "Rating Grade," then for purposes of determining the Margin Percentages at such time, the higher of such two ratings shall be reduced to the rating that is the median between the higher rating and the lower rating (or its equivalent); or, if the median is not mathematically determinable, then the higher of such two ratings shall be reduced to the rating that would have been the median if the higher of such two ratings were actually one Rating Grade higher. For purposes of the foregoing sentence, the term "Rating Grade" shall mean and refer to the different debt ratings (for example, Al, A2, A3 for Moody's and A+, A and A- for Standard & Poor's) within any particular debt rating category (in the foregoing example, the rating category of "A" for both Moody's and Standard & Poor's). Any adjustment required in the Margin Percentages as a result of a change in ratings as provided hereinabove shall be effective as of the tenth (10th) Business Day after the effective date of such change.

     "Margin Stock" shall have the meaning given to such term in Regulation U.

     "Material Adverse Change" shall mean a material adverse change in the condition (financial or otherwise), operations, business, properties or financial prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

     "Material Adverse Effect" shall mean a material adverse effect upon (i) the condition (financial or otherwise), operations, business, properties or financial prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents or (iii) the legality, validity or enforceability of this Agreement or any of the other Credit Documents or the rights and remedies of the Lender hereunder and thereunder.

     "Maturity Date" shall mean the date which is 364 days after the date hereof or such later date to which the Maturity Date may be extended pursuant to
Section 2.16.

     "Money Market Loan" shall mean, at any time, any Loan that bears interest at such time at the Money Market Rate for such Loan.

     "Money Market Rate" for a Loan shall mean a daily fluctuating uncommitted advised rate for the Interest Period for such Loan offered by the Lender and accepted by the Borrower.

     "Moody's" shall mean Moody's Investors Service, Inc., its successors and assigns.

     "Multiemployer Plan" shall mean any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or has made or been obligated to make contributions.

     "NAIC" shall mean the National Association of Insurance Commissioners and any successor thereto.

     "Note" shall mean the promissory note of the Borrower in substantially the form of Exhibit A, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

     "Notice of Borrowing" shall have the meaning given to such term in Section 2.2(c).

     "Notice of Conversion/Continuation" shall have the meaning given to such term in Section 2.9(b).

     "Obligations" shall mean all principal of and interest (including, to the greatest extent permitted by law, post-petition interest) on the Loans and all fees, expenses, indemnities and other obligations owing, due or payable at any time by the Borrower to the Lender or any other Person entitled thereto, under this Agreement or any of the other Credit Documents.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

     "Participant" shall have the meaning given to such term in Section 9.7(c).

     "Permitted Liens" shall have the meaning given to such term in Section 7.3.

     "Person" shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

     "Plan" shall mean any "employee pension benefit plan" within the meaning of
Section 3(2) of ERISA that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which the Borrower or any ERISA Affiliate may have any liability.

     "Prohibited  Transaction"  shall  mean  any  transaction  described  in (i)
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Internal Revenue Code that is not exempt by reason of Section 4975 (c)(2) or 4975(d) of the Internal Revenue Code.

     "Quarterly Statement" shall mean, with respect to any Insurance Subsidiary for any fiscal quarter, the quarterly financial statements of such Insurance Subsidiary as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

     "Regulations D, G, T, U and X" shall mean Regulations D, G, T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

     "Reportable Event" shall mean (i) any "reportable event" within the meaning of Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Internal Revenue Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code),
(ii) any such  "reportable  event"  subject to advance  notice to the PBGC under
Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

     "Requirement of Law" shall mean, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.

     "Reserve Requirement" shall mean, with respect to any Interest Period, the reserve percentage (expressed as a decimal) in effect from time to time during such Interest Period, as provided by the Federal
Reserve Board, applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to the Lender under Regulation D with respect to "Eurocurrency liabilities" within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, and its successors and assigns.

     "Statutory Surplus" shall mean, as to Everest Re, at any time, the amount shown on line 25, page 3, column 1 of its Annual Statement, or the amount determined in a consistent manner for any date other than a date as of which its Annual Statement is prepared.

     "Statutory Accounting Principles" shall mean, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the relevant Insurance Regulatory Authority of its state of domicile, consistently applied and maintained and in conformity with those used in the preparation of the most recent Historical Statutory Statements.

     "Subsidiary" shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors, in the case of a corporation, or of the ownership or beneficial interests, in the case of a Person not a corporation, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of the Borrower; provided, however, that the term "Subsidiary" (and, as a result, the term "Insurance Subsidiary") shall not include Everest Reinsurance Limited (UK) so long as such entity is not actively engaged in any business.

     "Termination Date" shall mean the Maturity Date or such earlier date of termination of the Commitment pursuant to Section 2.4 or Section 8.2.

     "Type" shall have the meaning given to such term in Section 2.2(a).

     "Unfunded Pension Liability" shall mean, with respect to any Plan or Multiemployer Plan, the excess of its benefit liabilities under Section 4001(a)(16) of ERISA over the current value of its assets, determined in accordance with the applicable assumptions used for funding under Section 412 of the Code for the applicable plan year.

     "Wholly  Owned"   shall    mean,    with   respect   to   any    Subsidiary
of  any    Person,   that     100%     of     the       outstanding      capital
stock or other ownership interests of such Subsidiary is owned, directly or indirectly, by such Person.

     1.2. Accounting Terms. Except as specifically provided otherwise in this Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them, and all financial computations hereunder shall be made, in accordance with Generally Accepted Accounting Principles (or, to the extent that such terms apply solely to any Insurance Subsidiary or if otherwise expressly required, Statutory Accounting Principles). Notwithstanding the foregoing, in the event that any changes in Generally Accepted Accounting Principles or Statutory Accounting Principles after the date hereof are required to be applied to the transactions described herein and would affect the computation of the financial covenants contained in Sections 6.1 through 6.2, as applicable, such changes shall be followed only from and after the date this Agreement shall have been amended to take into account any such changes. References to amounts on particular exhibits, schedules, lines, pages and columns of any Annual Statement or Quarterly Statement are based on the format promulgated by the NAIC for the 1996 Annual Statements and 1997 Quarterly Statements. In the event such format is changed in future years so that different information is contained in such items or they no longer exist, or if the Annual Statement or Quarterly Statement is replaced by the NAIC or by any Insurance Regulatory Authority after the date hereof such that different forms of financial statements are required to be furnished by the Insurance Subsidiaries in lieu thereof, such references shall be to information consistent with that reported in the referenced item in the 1996 Annual Statements or 1997 Quarterly Statements, as the case may be.

     1.3. Other Terms; Construction. Unless otherwise specified or unless the context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto.




                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

     2.1. Commitments; Loans. The Lender agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a "Loan," and collectively, the "Loans") to the Borrower, from time to time on any Business Day during the period from and including the Closing Date to but not
including    the   Termination   Date,  in   an   aggregate   principal   amount
at any time outstanding not exceeding its Commitment at such time. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Loans.

     2.2. Borrowings. (a) The Loans shall, at the option of the Borrower and subject to the terms and conditions of this Agreement, be either Base Rate Loans, LIBOR Loans or Money Market Loans (each, a "Type" of Loan), provided that notwithstanding any other provision of this Agreement, all Loans made prior to the third (3rd) Business Day after the Closing Date shall be made initially as Base Rate Loans.

     (b) The Borrower may request that the Lender make one or more Loans at a Money Market Rate. If the Lender, in its sole discretion, offers the Borrower a Money Market Rate and if the Lender and Borrower agree upon a Money Market Rate, the Loan or Loans requested shall bear interest at the Money Market Rate for the Interest Period or Interest Periods applicable thereto. The Borrower expressly agrees that: (i) the Lender shall have no obligation to make Loans available to the Borrower at a Money Market Rate, (ii) the determination whether to offer a Money Market Rate to the Borrower and to make a Loan bearing interest at a Money Market Rate is in the sole discretion of the Lender, and (iii) the Lender shall have no liability if it shall decide for any reason, not to offer a Money Market Rate to the Borrower or if the Lender and the Borrower do not agree to a Money Market Rate.

     (c) In order to make a borrowing of a Base Rate Loan, LIBOR Loan or Money Market Loan (other than borrowings involving continuations or conversions of outstanding Base Rate or LIBOR Loans, which shall be made pursuant to Section 2.9), the Borrower will give the Lender written notice not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to a borrowing of a LIBOR Loan and not later than 10:00 a.m., Charlotte time, on the same Business Day of a borrowing of a Base Rate Loan or Money Market Loan; provided, however, that a request for a borrowing of a Base Rate Loan to be made on the Closing Date may, at the discretion of the Lender, be given later than the time specified therefor as set forth hereinabove. Each such notice (each, a "Notice of Borrowing") shall be irrevocable, shall be given in the form of Exhibit B-1 and shall specify (a) the aggregate principal amount and initial Type of the Loan, (b) in the case of a LIBOR Loan or a Money Market Loan, the initial Interest Period to be applicable thereto, and (c) the requested borrowing date, which shall be a Business Day. Notwithstanding anything to the contrary contained herein, the aggregate principal amount of each borrowing shall not be less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof (or, if less, in the amount of the unutilized Commitment).

     (d ) Upon fulfillment of the applicable conditions in Article III, the Lender, not later than 2:00 p.m., Charlotte time, on the requested borrowing date, will make available to the

Borrower an amount, in Dollars and in immediately available funds, equal to the amount of the Loan to be made by the Lender.

     (e) The Borrower hereby authorizes the Lender to disburse the proceeds of each borrowing in accordance with the terms of any written instructions from any of the Authorized Officers, provided that the Lender shall not be obligated under any circumstances to forward amounts to any account not listed in an Account Designation Letter. The Borrower may at any time deliver to the Lender an Account Designation Letter listing any additional accounts or deleting any accounts listed in a previous Account Designation Letter.

     (f) The Lender may, at its option, make and maintain any Loan at, to or for the account of any of its Lending Offices, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan to or for the account of the Lender in accordance with the terms of this Agreement.

     2.3. Note. (a) The Loans made by the Lender shall be evidenced by a Note appropriately completed in substantially the form of Exhibit A.

     (b) The Note issued to the Lender  shall (i) be  executed by the  Borrower,
(ii) be payable to the order of the Lender, (iii) be dated as of the Closing Date, (iv) be in a stated principal amount equal to the Commitment, (v) bear interest in accordance with the provisions of Section 2.6, as the same may be applicable to the Loans made by the Lender from time to time, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

     (c) The Lender will record on its internal records the amount of each Loan made by it and each payment received by it in respect thereof and will, in the event of any transfer of any of its Notes, either endorse on the reverse side thereof or on a schedule attached thereto (or any continuation thereof) the outstanding principal amount of the Loans evidenced thereby as of the date of transfer; provided, however, that the failure of the Lender to make any such recordation or provide any such information, or any error therein, shall not affect the Borrower's obligations under this Agreement or the Notes.

     2.4. Termination and Reduction of Commitment. (a) The Commitment shall be automatically and permanently terminated on the Maturity Date unless sooner terminated pursuant to subsection (b) below or Section 8.2.

     (b) At any time and from time to time after the date hereof, upon not less than three (3) Business Days' prior written notice to the Lender, the Borrower may terminate in whole or reduce in part the unutilized Commitment, provided that any such partial reduction shall be in an aggregate amount of not less than $5,000,000 or, if greater, an integral multiple thereof. The amount of any termination or reduction made under this subsection (b) may not thereafter be reinstated.

     2.5. Mandatory and Voluntary Payments and Prepayments. (a) Except to the extent due or made sooner pursuant to the provisions of this Agreement, the Borrower will repay the aggregate outstanding principal amount of (i) each Money Market Loan on the last day of the Interest Period therefor and (ii) all the Loans in full on the Maturity Date.

     (b) In the event that, at any time, the aggregate principal amount of Loans outstanding at such time shall exceed the Commitment at such time (after giving effect to any concurrent termination or reduction thereof), the Borrower will immediately prepay the outstanding principal amount of the Loans in the amount of such excess.

     (c) At any time and from time to time, the Borrower shall have the right to prepay any Loan, in whole or in part, together with accrued interest to the date of prepayment, without premium or penalty (except as provided in clause (iii) below), upon written notice to the Lender given not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to each intended prepayment of a LIBOR Loan or Money Market Loan and one (1) Business Day prior to each intended prepayment of a Base Rate Loan, provided that (i) each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof, (ii) no partial prepayment of a LIBOR Loan shall reduce the aggregate outstanding principal amount to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, and (iii) unless made together with all amounts required under Section 2.15 to be paid as a consequence of such prepayment, a prepayment of a LIBOR Loan or a Money Market Loan may be made only on the last day of the Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment and the aggregate principal amount of the Loan and shall be irrevocable and shall bind the Borrower to make such prepayment on the terms specified therein. Amounts prepaid pursuant to this subsection (c) may be reborrowed, subject to the terms and conditions of this Agreement.

     2.6. Interest. (a) The Borrower will pay interest in respect of the unpaid principal amount of each Loan, from the date of Borrowing thereof until such principal amount shall be paid in full, (i) at the Base Rate, as in effect from time to time during such periods as such Loan is a Base Rate Loan,(ii) at the Adjusted LIBOR Rate, as in effect from time to time during such periods as such Loan is a LIBOR Loan, and (iii) at the Money Market Rate for such Loan offered by the Lender and accepted by the Borrower as in effect from time to time during the Interest Period therefor.

     (b) Any principal amounts of the Loans not paid when due and, to the greatest extent permitted by law, all interest accrued on the Loans and all other fees and amounts hereunder not paid when due (whether at maturity, pursuant to acceleration or otherwise), shall bear interest at a rate per annum equal to the interest rate applicable from time to time thereafter to such Loans (whether the Base Rate, the Money Market Rate or the Adjusted LIBOR Rate) plus 2% (or, in the case of fees and other amounts, at the Base Rate plus 2%), and, in each case, such default interest shall be payable on demand. To the greatest extent permitted by law, interest shall continue to accrue after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any law pertaining to insolvency or debtor relief.

     (c) Accrued (and theretofore unpaid) interest shall be payable as follows:

                        (i) in  respect   of  each Base Rate Loan (including any
                  Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.5) in arrears on the last Business Day of each calendar month, beginning with the first such day to occur after the Closing Date;

                       (ii) in respect of each  LIBOR Loan or Money  Market Loan
                  (including any LIBOR Loan or Money Market Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.5)in arrears on the last Business Day of the Interest Period applicable thereto and, if such Interest Period is in excess of three months, the day three months after the commencement of such Interest Period; and

                      (iii) in  respect  of  any  Loan,  at  maturity   (whether
                  pursuant to acceleration or otherwise) and, after maturity, on demand.


     (d) Nothing contained in this Agreement or in any other Credit Document shall be deemed to establish or require the payment of interest to the Lender at a rate in excess of the maximum rate permitted by applicable law. If the amount of interest payable to the Lender on any interest payment date would exceed the maximum amount permitted by applicable law to be charged by the Lender, the amount of interest payable to the Lender on such interest payment date shall be automatically reduced to such maximum permissible amount. In the event of any such reduction affecting the Lender, if from time to time thereafter the amount of interest payable to the Lender on any interest payment date would be less than the maximum amount permitted by applicable law to be charged by the Lender, then the amount of interest payable to the Lender on such subsequent interest payment date shall be automatically increased to such maximum permissible amount, provided that at no time shall the aggregate amount by which interest paid to the Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid to the Lender has theretofore been reduced pursuant to the previous sentence.

     2.7. Fees. The Borrower agrees to pay to the Lender, a facility fee for the period from the date of this Agreement to the Termination Date, at a per annum rate equal to the applicable Margin Percentage on the average daily Commitment (whether or not used), payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii) on the Termination Date.

     2.8. Interest Periods. Concurrently with the giving of a Notice of Borrowing of a Money Market Loan or a LIBOR Loan or of a Notice of Conversion/Continuation of any LIBOR Loan, the Borrower shall have the right to elect, pursuant to such notice, the interest period (each, an "Interest Period") to be applicable to such Money Market Loan or LIBOR Loan, which Interest Period shall, at the option of the Borrower, be, in the case of a Money Market Loan overnight to a ninety (90) day period and in the case of a LIBOR Loan, a one, two, three or six-month period; provided, however, that:

                        (i) the  initial Interest  Period for  any Money  Market
                  Loan or LIBOR Loan shall commence on the date of the borrowing of such Money Market Loan or LIBOR Loan (including the date of any continuation of, or conversion into, such LIBOR Loan), and each successive Interest Period applicable to such LIBOR Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                       (ii) LIBOR  Loans  and  Money  Market Loans  may  not  be
                  outstanding under more than five (5) separate Interest Periods at any one time (for which purpose interest Periods shall be deemed to be separate even if they are coterminous);

                      (iii) if any  Interest Period otherwise would  expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall expire on the next preceding Business Day;

                       (iv) the Borrower may not select any Interest Period that
                  begins prior to the Closing Date or that expires after the Maturity Date;

                        (v) if   any   Interest   Period   for  a   LIBOR   Loan
                  begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period would otherwise expire, such Interest Period shall expire on the last Business Day of such calendar month; and

                       (vi) if, upon  the  expiration  of  any  Interest  Period
                  applicable to a LIBOR Loan, the Borrower shall have failed to elect a new Interest Period to be applicable to such LIBOR Loan, then the Borrower shall be deemed to have elected to convert such LIBOR Loan into a Base Rate Loan as of the expiration of the then current Interest Period applicable thereto.

     2.9. Conversions and Continuations. (a) The Borrower shall have the right, on any Business Day occurring on or after the third (3rd) Business Day after the Closing Date, to elect (i) to convert all or a portion of the outstanding principal amount of any Base Rate Loan into a LIBOR Loan, or to convert any LIBOR Loan into a Base Rate Loan, or (ii) to continue all or a portion of the outstanding principal amount of any LIBOR Loan for an additional Interest Period, provided that (x) any such conversion of a LIBOR Loan into a Base Rate Loan shall involve an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof; any such conversion of Base Rate Loans into, or continuation of a LIBOR Loan shall involve an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of a LIBOR Loan shall reduce the outstanding principal amount of such LIBOR Loan to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, (y) except as otherwise provided in
Section 2.13(d), a LIBOR Loan may be converted into a Base Rate Loan only on the last day of the Interest Period applicable thereto (and, in any event, if a LIBOR Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the Borrower will pay, upon such conversion, all amounts required under Section 2.15 to be paid as a consequence thereof) and (z) no conversion of Base Rate Loans into LIBOR Loans or continuation of LIBOR Loans shall be permitted during the continuance of a Default or Event of Default.

     (b) The Borrower shall make each such election by giving the Lender written notice not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to the intended effective date of any conversion of a Base Rate Loan into, or continuation of, a LIBOR Loan and one (1) Business Day prior to the intended effective date of any conversion of a LIBOR Loan into a Base Rate Loan. Each such notice (each, a "Notice of Conversion/ Continuation") shall be irrevocable, shall be given in the form of Exhibit B-2 and shall specify (x) the date of such conversion or continuation (which shall be a Business Day), (y) in the case of a conversion into, or a continuation of, a LIBOR Loan, the
Interest Period to be applicable thereto, and (z) the aggregate amount and Type of the Loan being converted or continued. In the event that the Borrower shall fail to deliver a Notice of Conversion/Continuation as provided herein with respect to any outstanding LIBOR Loan, such LIBOR Loan shall automatically be converted to a Base Rate Loan upon the expiration of the then current Interest Period applicable thereto (unless repaid pursuant to the terms hereof).

     2.10. Method of Payments; Computations. (a) All payments by the Borrower hereunder shall be made without setoff, counterclaim or other defense, in Dollars and in immediately available funds to the Lender at its office referred to in Section 9.5, prior to 12:00 noon, Charlotte time, on the date payment is due. Any payment made as required hereinabove, but after 12:00 noon, Charlotte time, shall be deemed to have been made on the next succeeding Business Day. If any payment falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day, and such extension of time shall then be included in the computation of payment of interest, fees or other applicable amounts.

     (b) The Lender may, but shall not be obligated to, debit the amount of any payment to be made hereunder not made as and when required hereunder to any ordinary deposit account of the Borrower with the Lender other than, prior to the occurrence and continuance of a Default or Event of Default, Account No. 2030275655423, (with prompt notice to the Borrower); provided, however, that the failure to give such notice shall not affect the validity of such debit by the Lender.

     (c) With respect to each payment hereunder, except as specifically provided otherwise herein or in any of the other Credit Documents, the Borrower may designate by written notice to the Lender prior to or concurrently with such payment the specific Loans or other Obligations that are to be paid, repaid or prepaid, provided that unless made together with all amounts required under
Section 2.15 to be paid as a consequence thereof, a prepayment of a Money Market Loan or a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto. In the absence of any such designation by the Borrower, or if an Event of Default has occurred and is continuing, the Lender shall make such designation in its sole discretion subject to the foregoing and to the other provisions of this Agreement.

     (d) All computations of interest and fees hereunder (including computations of the Reserve Requirement), excluding the computation of interest with respect to Base Rate Loans, shall be made on the basis of a year consisting of 360 days and the actual number of days (including the first day, but excluding the last day) elapsed. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days (including the first day, but excluding the last day) elapsed.

     2.11. Recovery of Payments. The Borrower agrees that to the extent the Borrower makes a payment or payments to the Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received.

     2.12. Use of Proceeds. The proceeds of the Loans shall be used solely (i) to pay or reimburse reasonable transaction fees and expenses in connection with consummation of the transactions contemplated hereby, and (ii) for liquidity and general corporate purposes.

     2.13. Increased Costs; Change in Circumstances; Illegality; etc. (a) If, at any time after the date hereof and from time to time, the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), shall (i) subject the Lender to any tax or other charge, or change the basis of taxation of payments to the Lender, in respect of any of its LIBOR Loans or any other amounts payable hereunder or its obligation to make, fund or maintain any LIBOR Loans (other than any change in the rate or basis of tax on the overall net income of the Lender or its applicable Lending Office),
(ii) impose, modify or deem applicable any reserve, special deposit or similar requirement (other than as a result of any change in the Reserve Requirement) against assets of, deposits with or for the account of, or credit extended by, the Lender or its applicable Lending Office, with respect to LIBOR Loans or
(iii) impose on the Lender or its applicable Lending Office any other condition affecting its LIBOR Loans, and the result of any of the foregoing shall be to increase the cost to the Lender of making or maintaining any LIBOR Loans or to reduce the amount of any sum received or receivable by the Lender hereunder, the Borrower will, promptly upon demand therefor by the Lender, pay to the Lender such additional amounts as shall compensate the Lender for such increase in costs or reduction in return.

     (b) If, at   any  time  after  the  date  hereof   and  from  time to time,
the Lender shall  have  reasonably  determined  that the  introduction of or any change in any applicable law, rule or regulation regarding capital adequacy or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect, as a consequence of the Lender's Commitment or Loans hereunder, of reducing the rate of return on the capital of the Lender or any Person controlling the Lender to a level below that which the Lender or controlling Person could have achieved but for such introduction, change or compliance (taking into account the Lender's or controlling Person's policies with respect to capital adequacy), the Borrower will, promptly upon demand therefor by the Lender therefor, pay to the Lender such additional amounts as will compensate the Lender or controlling Person for such reduction in return.

     (c) If, on or prior to the first day of any Interest Period, (y) the Lender shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period or (z) the Lender shall have determined that the rate of interest referred to in the definition of "LIBOR Rate" upon the basis of which the Adjusted LIBOR Rate for LIBOR Loans for such Interest Period is to be determined will not adequately and fairly reflect the cost to the Lender of making or maintaining LIBOR Loans during such Interest Period, the Lender will forthwith so notify the Borrower. Upon such notice, (i) all then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (ii) the obligation of the Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to the Borrowing to which such Interest Period applies), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for Base Rate Loans, in each case until the Lender shall have determined that the circumstances giving rise to such suspension no longer exist and the Lender shall have so notified the Borrower.

     (d) Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, the Lender shall have determined in good faith that the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for the Lender to make or to continue to make or maintain LIBOR Loans, the Lender will forthwith so notify the Borrower. Upon such notice,
(i) each of The Lender's then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Period applicable thereto (or, to the extent any such LIBOR Loan may not lawfully be maintained as a LIBOR Loan until such expiration date, upon such notice), be converted into a Base Rate Loan, (ii) the obligation of the Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to any

Borrowing for which the Lender has received a Notice of Borrowing but for which the Borrowing Date has not arrived), and (iii) any Notice of Borrowing or Notice of Conversion/ Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for a Base Rate Loan, in each case until the Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the Borrower.

     (e) Determinations by the Lender for purposes of this Section 2.13 of any increased costs, reduction in return, market contingencies, illegality or any other matter shall, absent manifest error, be conclusive, provided that such determinations are made in good faith. No failure by the Lender at any time to demand payment of any amounts payable under this Section 2.13 shall constitute a waiver of its right to demand payment of any additional amounts arising at any subsequent time. Nothing in this Section 2.13 shall require or be construed to require the Borrower to pay any interest, fees, costs or other amounts in excess of that permitted by applicable law.

     2.14. Taxes. (a) Any and all payments by the Borrower hereunder or under any Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, other than net income and franchise taxes imposed on the Lender by the United States or by the jurisdiction under the laws of which the Lender's applicable Lending Office is located, or any political subdivision or taxing authority thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower will make such deductions, (iii) the Borrower will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower will deliver to the Lender evidence of such payment.

     (b) The Borrower will indemnify the Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Lender makes written demand therefor.

     (c) The Lender agrees that if it subsequently recovers, or receives a permanent net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrower or (ii) previously deducted by the Borrower (including, without limitation, any Taxes deducted from any additional sums payable under clause (i) of subsection (a) above), the Lender shall reimburse the Borrower to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrower under this Section 2.14 with respect to the Taxes giving rise to such recovery or tax benefit); provided, however, that the Borrower, upon the request of the Lender, agrees to repay to the Lender the amount paid over to the Borrower (together with any penalties, interest or other charges), in the event the Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by the Lender of the amount of any such recovery or permanent net tax benefit shall, in the absence of manifest error, be conclusive and binding.

     2.15. Compensation. The Borrower will compensate the Lender upon demand for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by the Lender to fund or maintain Money Market Loans or LIBOR Loans) that the Lender may incur or sustain (i) if for any reason (other than a default by the Lender) a borrowing or continuation of, or conversion into, a Money Market Loan or LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (ii) if any repayment, prepayment or conversion of any Money Market Loan or LIBOR Loan occurs on a date other than the last day of an Interest Period applicable thereto (including as a consequence of acceleration of the maturity of the Loans pursuant to Section 8.2), (iii) if any prepayment of any Money Market Loan or LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrower or (iv) as a consequence of any other failure by the Borrower to make any payments with respect to any Money Market Loan or LIBOR Loan when due hereunder. Calculation of all amounts payable to the Lender under this Section 2.15 shall be made, in the case of LIBOR Loans, as though the Lender had actually funded its relevant LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Loan, having a maturity comparable to the relevant Interest Period; provided, however, that the Lender may fund its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.15. Determinations by the Lender for purposes of this Section 2.15 of any such losses, expenses or liabilities shall, absent manifest error, be conclusive, provided that such determinations are made in good faith.

     2.16 Extension of Maturity Date. The Borrower, may, by written notice to the Lender, substantially in the form set forth in Exhibit C, given not less than 90 nor more than 120 days prior to the initial Maturity Date, advise the Bank that it requests an extension of the initial Maturity Date by not more than 364 calendar days, effective as of the initial Maturity Date. The Lender in its sole and absolute discretion may grant such extension and shall notify the Borrower of its decision within 60 days after the Borrower's request.


                                   ARTICLE III

                             CONDITIONS OF BORROWING

     3.1. Conditions of Initial Loan. The obligation of the Lender to make the initial Loan hereunder is subject to the satisfaction of the following conditions precedent:

     (a) the Lender shall have received the following, each dated as of the Closing Date (unless otherwise specified)

                      (i)  the Note duly completed and executed by the Borrower;

                     (ii) a certificate, signed by the president, chief financial officer, treasurer or comptroller of the Borrower, in form and substance satisfactory to the Lender, certifying that (a) all representations and warranties of the Borrower contained in this Agreement and the other Credit Documents are true and correct as of the Closing Date, both immediately before and after giving effect to the initial Loan hereunder and the application of the proceeds thereof, (B) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the initial Loan hereunder and the application of the proceeds thereof, (C) there are no insurance regulatory proceedings pending or, to such individual's knowledge, threatened against any Insurance Subsidiary in any jurisdiction that, if adversely determined, would be reasonably likely to have a Material Adverse Effect, and (D) both immediately before and after giving effect to the consummation of the transactions contemplated by this
                  Agreement, no Material Adverse Change has occurred since December 31, 1996 and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change;

                    (iii)  a  certificate  of  the  secretary  or  an  assistant secretary of the Borrower, in form and substance satisfactory to the Lender, certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and all amendments thereto of the Borrower, certified as of a recent date by the Secretary of State of Delaware and that the same has not been amended since the date of such certification, (B) that attached thereto is a true and complete copy of the bylaws of the Borrower, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (C) below were adopted to and including the date of such certificate, and (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and as to the incumbency and genuineness of the signature of each officer of the Borrower executing this Agreement or any of the other Credit Documents, and attaching all such copies of the documents described above; and

                     (iv) a favorable opinion of Janet Burak Melchione, General Counsel of the Borrower, addressed to the Lender, in substantially the form of Exhibit E and addressing such other matters as the Lender may reasonably request.

     (b) The Lender shall have received (i) a certificate as of a recent date of the good standing of each of the Borrower and its Subsidiaries under the laws of its jurisdiction of organization, from the Secretary of State or Insurance Regulatory Authorities (or comparable Governmental Authority) of such jurisdiction, (ii) a certificate as of a recent date of the qualification of the Borrower to conduct business as a foreign corporation, from the Secretary of State of New Jersey, (iii) as to each Insurance Subsidiary, a certificate of compliance as of a recent date, issued by the Insurance Regulatory Authority of its jurisdiction of domicile, and (iv) to the extent not covered under clause
(iii) above, and to the extent applicable to each Insurance Subsidiary, certificates of compliance as of a recent date, issued by the insurance Regulatory Authorities of the States of Connecticut, Michigan, New Jersey, New York and Pennsylvania.

     (c) All legal matters, documentation and corporate or other proceedings incident to the transactions contemplated hereby shall be reasonably acceptable to the Lender; all approvals, permits and consents of any Governmental Authorities (including, without limitation, all relevant Insurance Regulatory Authorities) or other Persons required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained (without the imposition of conditions that are not reasonably acceptable to the Lender), and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect and the Lender shall have received such copies thereof as it shall have requested; all applicable waiting periods shall have expired without any adverse action being taken by any Governmental Authority having jurisdiction; and no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before, and no order, injunction or decree shall have been entered by, any court or other Governmental Authority, in each case to enjoin, restrain or prohibit, to obtain substantial damages in respect of, or that is otherwise related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or that, in the opinion of the Lender, would otherwise be reasonably likely to have a Material Adverse Effect.

     (d) Since December 31, 1996, both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     (e) The Borrower shall have paid to the Lender, all fees and expenses of the Lender required hereunder or under any other Credit Document to be paid on or prior to the Closing Date (including fees and expenses of counsel) in connection with this Agreement and the transactions contemplated hereby.

     (f) The Lender shall have received an Account Designation Letter, together with written instructions from an Authorized Officer of the Borrower, including wire transfer information, directing the payment of the proceeds of the initial Loans to be made hereunder.

     (g) The Lender shall have received such other documents, certificates, opinions and instruments as it shall have reasonably requested.

     3.2. Conditions to All Loans. The obligation of the Lender to make any Loans hereunder, including the initial Loan, is subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

     (a) The Lender shall have received a Notice of Borrowing in accordance with
Section 2.2(c);

     (b) Each of the representations and warranties contained in Article IV and in the other Credit Documents shall be true and correct on and as of the Closing Date (in the case of the initial Loan made hereunder) and as of any such later borrowing date (in the case of all subsequent Loans) with the same effect as if made on and as of such date, both immediately before and after giving effect to the Loans to be made on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date);  and

     (c) No Default or Event of Default shall have occurred and be continuing on such date, both immediately before and after giving effect to the Loans to be made on such date.

     Each giving of a Notice of Borrowing, and the consummation of each borrowing, shall be deemed to constitute a representation by the Borrower that the statements contained in subsections (b) and (c) above are true, both as of the date of such notice or request and as of the relevant borrowing date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     To induce the Lender to enter into this Agreement and to extend the credit contemplated hereby, the Borrower represents and warrants to the Lender as follows:

     4.1. Corporate Organization and Power. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the full corporate power and authority to execute, deliver and perform the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified.

     4.2. Authorization; Enforceability. The Borrower has taken all necessary corporate action to execute, deliver and perform each of the Credit Documents to which it is or will be a party, and has, or on the Closing Date (or any later date of execution and delivery) will have, validly executed and delivered each of the Credit Documents to which it is or will be a party. This Agreement constitutes, and each of the other Credit Documents upon execution and delivery by the Borrower will constitute, the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles.

     4.3. No Violation. The execution, delivery and performance by the Borrower of this Agreement and each of the other Credit Documents, and compliance by it with the terms hereof and thereof, do not and will not (i) violate
any   provision   of   its   certificate   of   incorporation   or   bylaws   or
contravene any other Requirement of Law applicable to it, (ii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets. No Subsidiary is subject to any restriction or encumbrance on its ability to make dividend payments or other distributions in respect of its capital stock, to make loans or advances to the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

     4.4. Governmental Authorization; Permits. (a) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower of this Agreement or any of the other Credit Documents or the legality, validity or enforceability hereof or thereof.

     (b) Each of the Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental approvals, licenses, permits and authorizations necessary to conduct its business as presently conducted and to own or lease and operate its properties, except for those the failure to obtain which would not individually or in the aggregate, have a Material Adverse Effect.

     (c) Schedule 4.4 lists with respect to each Insurance Subsidiary, as of the Closing Date, all of the jurisdictions in which such Insurance Subsidiary holds licenses (including, without limitation, licenses or certificates of authority from relevant Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"), and indicates the type or types of insurance in which each such Insurance Subsidiary is permitted to be engaged with respect to each License therein listed. (i) No such License is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, (ii) there is no sustainable basis for such a suspension, revocation or limitation, and (iii) no such suspension, revocation or limitation is threatened by any relevant Insurance Regulatory Authority, that, in each instance under (i), (ii) and (iii) above, would individually or in the aggregate, have a Material Adverse Effect. No Insurance Subsidiary transacts any insurance business, directly or indirectly, in any jurisdiction other than those listed on Schedule 4.4, where such business requires any license, permit or other authorization of an Insurance Regulatory Authority of such jurisdiction.

     4.5. Litigation. Except as disclosed in the Borrower's 1996 Form 10-K and as supplemented in written disclosure to the Lender delivered prior to execution of this

Agreement by the Lender, there are no actions, investigations, suits or proceedings pending or threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower, any of its Subsidiaries or any of their respective properties that would, if adversely determined, have a Material Adverse Effect, or (ii) with respect to this Agreement or any of the other Credit Documents.

     4.6. Taxes. Each of the Borrower and its Subsidiaries has timely filed all federal, state and local tax returns and reports required to be filed by it and has paid all taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than those that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles. Such returns are true, correct and complete in all material respects. There is no ongoing audit or examination or other investigation by any Governmental Authority of the tax liability of the Borrower or any of its Subsidiaries, and there is no unresolved claim by any Governmental Authority concerning the tax liability of the Borrower or any of its Subsidiaries for any period for which tax returns have been or were required to have been filed, other than (i) the ongoing audit of the former parent of the Borrower, Prudential Insurance Company of America, in connection with the consolidated federal income tax returns for periods prior to October 1995 and
(ii) claims for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles. Except in connection with the consolidated federal income tax returns for periods prior to October 1995, neither the Borrower nor any of its Subsidiaries has waived or extended or has been requested to waive or extend the statute of limitations relating to the payment of any taxes.

     4.7. Subsidiaries. Schedule 4.7 sets forth a list, as of the Closing Date, of all of the Subsidiaries of the Borrower and, as to each such Subsidiary, the percentage ownership (direct and indirect) of the Borrower in each class of its capital stock and each direct owner thereof. All of the issued and outstanding shares of capital stock of Everest Re are directly owned and held by the Borrower.

     4.8. Full Disclosure. All factual information heretofore or contemporaneously furnished to the Lender in writing by or on behalf of the Borrower or any of its Subsidiaries for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all other such factual information hereafter furnished to the Lender in writing by or on behalf of the Borrower or any of its Subsidiaries will be, true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been amended or supplemented, on the date as of which any such amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information was provided, not misleading.

     4.9. Margin Regulations. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No proceeds of the Loans will be used, directly or indirectly, for any purpose that would violate or be inconsistent with Regulations G, T, U or X or any provision of the Exchange Act. Following the application of the proceeds of the Loan, less than 25% of the value (as determined by any reasonable method) of the assets of the Borrower and its Subsidiaries will be represented by Margin Stock.

     4.10. No Material Adverse Change. There has been no Material Adverse Change since December 31, 1996, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     4.11. Financial Matters. (a) The Borrower has heretofore furnished to the Lender copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1996, 1995 and 1994 and the related statements of income, stockholders' equity and cash flows for the fiscal years then ended, together with each opinion of the independent certified public accounting firm retained by the borrower thereon, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 1997, and the related statements of income, stockholders' equity and cash flows for the three-month period then ended. Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles (subject, with respect to the unaudited financial statements, to the absence of notes required by Generally Accepted Accounting Principles and to normal year-end audit adjustments) and present fairly the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the respective dates thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the respective periods then ended. Except as fully reflected in the most recent financial statements referred to above and the notes thereto, there are no material liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due).

     (b) The Borrower has heretofore furnished to the Lender copies of (i) the Annual Statements of each of Everest Re and Everest National as of December 31, 1996, 1995 and 1994 and for the fiscal years then ended, each as filed with the relevant Insurance Regulatory Authority, and (ii) the Quarterly Statements of each of Everest Re and Everest National as of March 31, 1997, and for the three-month period then ended, each as filed with the relevant Insurance Regulatory Authority (collectively, the "Historical Statutory Statements"). The Historical Statutory Statements (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared, in all material respects, in accordance with Statutory Accounting Principles (except as may be reflected in the notes thereto and subject, with respect to the Quarterly Statements, to the absence of notes required by Statutory Accounting Principles and to normal year-end adjustments), were ,in all material respects, in compliance with applicable Requirements of Law when filed and present fairly the financial condition of the respective Insurance Subsidiaries covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flow of the respective Insurance Subsidiaries covered thereby for the respective periods then ended. Except for liabilities and obligations disclosed or provided for in the Historical Statutory Statements (including, without limitation, reserves, policy and contract claims and statutory liabilities), no Insurance Subsidiary had, as of the date of its respective Historical Statutory Statements, any material liabilities or obligations of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due) that, in accordance with Statutory Accounting Principles, would have been required to have been disclosed or provided for in such Historical Statutory Statements. All books of account of each Insurance Subsidiary fully and fairly disclose all of its material transactions, properties, assets, investments, liabilities and obligations, are in its possession and are true, correct and complete in all material respects.

     (c) Each of the Borrower and its Subsidiaries, after giving effect to the consummation of the transactions contemplated hereby, (i) will have capital sufficient to carry on its businesses as conducted and as proposed to be conducted, (ii) will have assets with a fair saleable value, determined on a going concern basis, (y) not less than the amount required to pay the probable liability on its existing debts as they become absolute and matured and (z) greater than the total amount of its liabilities (including identified contingent liabilities, valued at the amount that can reasonably be expected to become absolute and matured), and (iii) will not intend to, and will not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature.

     4.12.  Ownership of Properties.  Each of the Borrower and  its Subsidiaries
(i) has  good  and   marketable  title  to  all  real  property  owned  by   it,
(ii) holds  interests  as lessee  under  valid leases  in  full force and effect with respect to all material leased real and personal property used in connection with its business, and (iii) has good title to all of its
other   properties  and   assets   reflected  in   the   most  recent  financial
statements    referred   to   in   Section   4.11(a)   (except    as   sold   or
otherwise disposed of since the date thereof in the ordinary course of business), in each case under (i), (ii) and (iii) above free and clear of all Liens other than Permitted Liens.

     4.13. ERISA. Each Plan is and has been administered in compliance in all material respects with all applicable Requirements of Law, including, without limitation, the applicable provisions of ERISA and the Internal Revenue Code. No ERISA Event has occurred and is continuing or, to the knowledge of the Borrower, is reasonably expected to occur with respect to any Plan, in either case that would individually or in the aggregate, have a Material Adverse Effect. No Plan has any Unfunded Pension Liability, and neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in either instance where the same would individually or in the aggregate have a Material Adverse Effect. Neither the Borrower nor any ERISA
Affiliate is required to contribute to or has, or has at any time had, any liability to a Multiemployer Plan.

     4.14. Environmental Matters. (a) No Hazardous Substances are or have been generated, used, located, released, treated, disposed of or stored by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, by any other Person or otherwise, in, on or under any portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries, except in compliance with all applicable Environmental Laws, and no portion of any such real property or, to the knowledge of the Borrower, any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries, has been contaminated by any Hazardous Substance; and no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been or, to the knowledge of the Borrower, is presently the subject of an environmental audit, assessment or remedial action.

     (b) To the knowledge of the Borrower, (i) no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been used as or for a mine, a landfill, a dump or other disposal facility, a gasoline service station, or (other than for petroleum substances stored in the ordinary course of business) a petroleum products storage facility, (ii) no portion of such real property or any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries has, pursuant to any Environmental Law, been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems, and (iii) there are not and have never been any underground storage tanks situated on any real property, leased or owned, of the Borrower or any of its Subsidiaries.

     (c)  Except   as   disclosed   in   the    Borrower's    1996   Form  10-K,
(i)   all   activities   and    operations    of    the    Borrower   and    its

Subsidiaries are in compliance with the requirements of all applicable Environmental Laws, except to the extent the failure so to comply, individually or in the aggregate, would not have a Material Adverse Effect; (ii) neither the Borrower nor any of its Subsidiaries is involved in any suit, action or proceeding, or has received any notice, complaint or other request for information from any Governmental Authority or other Person, with respect to any actual or alleged Environmental Claims that, if adversely determined, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and (iii) to the knowledge of the Borrower, there are no threatened actions, suits, proceedings or investigations with respect to any such Environmental Claims, nor any basis therefor.

     4.15. Compliance With Laws. Each of the Borrower and its Subsidiaries has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except for such Requirements of Law the failure to comply with which, individually or in the aggregate, would not have a Material Adverse Effect.

     4.16. Regulated Industries. Neither the Borrower nor any of its Subsidiaries is (i) an "investment company," a company "controlled" by an "investment company, " or an "investment advisor," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.17. Insurance. The assets, properties and business of the Borrower and its Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation or material premium increase has been received by the Borrower or any of its Subsidiaries with respect to any such policies, and the Borrower and each of its Subsidiaries are in substantial compliance with all conditions contained therein.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     The Borrower covenants and agrees that, until the termination of the Commitment and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

     5.1. GAAP Financial Statements. The Borrower will deliver to the Lender:

     (a) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending June 30, 1997, unaudited consolidated and, to the extent otherwise prepared for external distribution, consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated and, to the extent otherwise prepared for external distribution, consolidating statements of income, stockholders equity and cash flows for the Borrower and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated or consolidating figures as of the end of and for the corresponding period in the preceding fiscal year, all prepared in accordance with Generally Accepted Accounting Principles (subject to the absence of notes required by Generally Accepted Accounting Principles and subject to normal year-end audit adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

     (b) As soon as available and in any event within 105 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1997, (i) an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal year then ended, including the applicable notes, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, certified by the independent certified public accounting firm regularly retained by the Borrower or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Lender, together with
(y) a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as of the dates and for the periods indicated in accordance with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year, and (z) a report by such accountants to the effect that, based on and in connection with their examination of the financial statements of the Borrower and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any Default or Event of Default relating to accounting or financial reporting matters, or a statement specifying the nature and period of existence of any such Default or Event of Default disclosed by their audit; provided, however, that such accountants shall not be liable by reason of the failure to obtain knowledge of any Default or Event of Default that would not be disclosed or revealed in the course of their audit examination, and (ii) to the extent otherwise prepared, an unaudited consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal year then ended, all in reasonable detail.


     5.2.  Statutory  Financial  Statements.  The  Borrower  will deliver to the
Lender:

     (a) As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year (or, in the case of Everest Insurance Company of Canada, within fifteen (15) days after the required filing date), beginning with the fiscal quarter ending June 30, 1997, a Quarterly Statement of each Insurance Subsidiary as of the end of such fiscal quarter and for that portion of the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

     (b) As soon as available and in any event within seventy-five (75) days after the end of each fiscal year (or, in the case of Everest Insurance Company of Canada, within fifteen (15) days after the required filing date), beginning with the fiscal year ending December 31, 1997, an Annual Statement of each Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

     (c) As soon as available and in any event within 135 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1997, an unaudited consolidated balance sheet of the Borrower and its Insurance Subsidiaries (other than Everest Insurance Company of Canada) as of the end of such fiscal year and unaudited consolidated statements of income, stockholders' equity and cash flows for the Borrower and such Insurance
Subsidiaries for the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, all prepared in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year; and

     (d) As soon as available and in any event within 165 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1996 (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to any Insurance Subsidiary), a certification by the independent certified public accounting firm referred to in Section 5.1(b) as to the Annual Statement of each such Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of such Insurance Subsidiary as of the date and for the period indicated in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year.

     5.3. Other Business and Financial Information. The Borrower will deliver to the Lender:

     (a) Concurrently with each delivery of the financial statements described in Section 5.1, a Compliance Certificate in the form of Exhibit D with respect to the period covered by the financial statements then being delivered, executed by the chief financial officer, comptroller or treasurer of the Borrower, together, with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Section 6.1 and Section 6.2, as of the last day of the period covered by such financial statements;

     (b) Promptly upon filing with the relevant Insurance Regulatory Authority and in any event within 105 days after the end of each fiscal year (or, in the case of Everest Insurance Company of Canada, within fifteen (15) days of the required filing date), beginning with the fiscal year ended December 31, 1997, a copy of each Insurance Subsidiary's "Statement of Actuarial Opinion" (or equivalent information should the relevant Insurance Regulatory Authority not require such a statement) as to the adequacy of such Insurance Subsidiary's loss reserves for such fiscal year, together with a copy of its management discussion and analysis in connection therewith (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to such Insurance Subsidiary), each in the format prescribed by the applicable insurance laws of such Insurance Subsidiary's jurisdiction of domicile;

     (c) Promptly upon the sending, filing or receipt thereof, copies of (i) all financial statements, reports, notices and proxy statements that the Borrower or any of its Subsidiaries shall send or make available generally to its shareholders, (ii) all reports (other than earnings press releases) on Form
10-Q, Form 10-K or Form 8-K (or their successor forms) or registration statements and prospectuses (other than on Form S-8 or its successor form) that the Borrower or any of its Subsidiaries shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, (iii) all reports on Form A or Form B (or their successor forms) that any Insurance Subsidiary shall file with any Insurance Regulatory Authority, (iv) all material reports on examination or similar material reports, financial examination reports or market conduct examination reports by the NAIC or any Insurance Regulatory Authority or other Governmental Authority with respect to any Insurance Subsidiary's insurance business, and (v) all material filings made under applicable state insurance holding company acts by the Borrower or any of its Subsidiaries, including, without limitation, filings seeking approval of transactions with Affiliates;

     (d) Promptly upon (and in any event within five (5) Business Days after) obtaining knowledge thereof, written notice of any of the following:

                       (i) the occurrence of  any Default  or Event of  Default,
                  together with a written statement of the chief executive officer, chief financial officer or treasurer of the Borrower specifying the nature of such Default or Event of Default, the period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto;

                      (ii) the institution  or  threatened  institution  of  any action, suit, investigation or proceeding against or affecting the Borrower or any of its Subsidiaries, including any such investigation or proceeding by any Insurance Regulatory Authority or other Governmental Authority (other than routine periodic inquiries, investigations or reviews), that would, if adversely determined, individually or in the aggregate, have, or be reasonably likely to have, a Material Adverse Effect, and any material development in any litigation or other proceeding previously reported pursuant to Section 4.5 or this
                  Section 5.3(d)(ii);

                     (iii) the   receipt  by   the  Borrower  or   any  of   its
                  Subsidiaries from any Insurance Regulatory Authority or other Governmental Authority of (i) any notice asserting any failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law or that threatens the taking of any action against the Borrower or such Subsidiary or sets forth circumstances that, if taken or adversely determined, would have, or be reasonably likely to have, a Material Adverse Effect, or (ii) any notice of any actual or threatened suspension, limitation or revocation of, failure to renew, or imposition of any restraining order, escrow or impoundment of funds in connection with, any license, permit, accreditation or authorization of the Borrower or any of its Subsidiaries, where such action would have, or be reasonably likely to have, a Material Adverse Effect;

                      (iv) the occurrence of any ERISA Event, together  with (i)
                  a written statement of the chief executive officer, chief financial officer, comptroller or treasurer of the Borrower specifying the details of such ERISA Event and the action that the Borrower has taken and proposes to take with respect thereto, (ii) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC and (iii) a copy of any notice delivered by the PBGC to the Borrower or such ERISA Affiliate with respect to such ERISA Event;

                       (v) the  occurrence of  any  decrease  in (y) the  rating
                  given by either Standard & Poor's or Moody's with respect to Everest Re's claims paying ability or insurance strength rating or (z) the rating given to any Insurance Subsidiary by A.M. Best & Company; and

                      (vi) any other matter or event that has, or would have,  a
                  Material Adverse Effect, together with a written statement of the chief executive officer, chief financial officer, comptroller or treasurer of the Borrower setting forth the nature and period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto; and

     (e) As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of the Borrower or any of its Subsidiaries as the Lender may from time to time reasonably request.

     5.4. Corporate Existence; Franchises; Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries
to,   (i)   maintain    and      preserve    in      full        force       and
effect its corporate existence, (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect, (iii) continue to conduct and operate its businesses substantially as conducted and operated during the present and preceding fiscal years and (iv) keep all material properties in good working order and condition (normal wear and tear excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced.

     5.5. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not have, or be reasonably likely to have, a Material Adverse Effect.

     5.6. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, (i) pay all liabilities and obligations as and when due (subject to any applicable subordination provisions), except to the extent failure to do so would not have, or be reasonably likely to have, a Material Adverse Effect, and (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might become a Lien upon any of the properties of the Borrower or any of its Subsidiaries; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Borrower or such Subsidiary is maintaining adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles.

     5.7. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance with respect to its assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated; provided that the Borrower and its Subsidiaries may self-insure against risks consistent with customary industry practices for companies in the same or similar businesses, of similar size and with similar risk parameters.

     5.8. Maintenance of Books and Records; Inspection. The Borrower will, and will cause each of its Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with Generally Accepted Accounting Principles or Statutory Accounting Principles, as applicable, and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Lender to inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrower, the independent public accountants of the Borrower and its Subsidiaries (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

     5.9. Dividends. The Borrower will take all action necessary to cause its Subsidiaries to make such dividends, distributions or other payments to the Borrower as shall be necessary for the Borrower to make payments of the principal of and interest on the Loans in accordance with the terms of this Agreement. In the event the approval of any Governmental Authority or other Person is required in order for any such Subsidiary to make any such dividends, distributions or other payments to the Borrower, or for the Borrower to make any such principal or interest payments, the Borrower will forthwith exercise its best efforts and take all actions permitted by law and necessary to obtain such approval.

     5.10. Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Lender to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Lender under this Agreement and the other Credit Documents.


                                   ARTICLE VI

                               FINANCIAL COVENANTS

     The Borrower covenants and agrees that, until the termination of the Commitment and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

     6.1. Capitalization Ratio. The Borrower will not permit the Capitalization Ratio to be greater than 0.35 to 1.0 as of the last day of any fiscal quarter, beginning with the fiscal quarter ending June 30, 1997.


     6.2. Statutory Surplus. The Borrower will not permit the Statutory Surplus of Everest Re to be less than $575,000,000 at any time.



                                   ARTICLE VII

                               NEGATIVE COVENANTS

     The Borrower covenants and agrees that, until the termination of the Commitment and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

     7.1. Fundamental Changes. The Borrower will not, and will not permit or cause any of its Subsidiaries to, liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing; provided, however, that the Borrower or any Subsidiary may merge into or consolidate with any other Person so long as (y) the surviving corporation is the Borrower or a Wholly Owned Subsidiary of the Borrower (and in any event, if the Borrower is a party to such merger or consolidation, the surviving corporation shall be the Borrower), and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

     7.2. Indebtedness. The Borrower will not create, incur, assume or suffer to exist, and will not permit or cause any of its Subsidiaries to create, incur, or knowingly assume or suffer to exist, any Indebtedness that ranks senior in any respect to the Indebtedness under this Agreement (or any portion thereof) as to payment or performance or as to dividends or distributions upon bankruptcy, insolvency, liquidation or winding-up.

     7.3. Liens. The Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist, or enter into or suffer to exist any agreement or restriction that prohibits or conditions the creation, incurrence or assumption of, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than the following (collectively, "Permitted Liens"):

                       (i) Liens in  existence on the Closing Date and set forth
                  on Schedule 7.3;

                      (ii) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles;

                     (iii) Liens  (other  than any Lien  imposed  by  ERISA, the creation or incurrence of which would result in an Event of Default under Section 8.1(i)) incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

                      (iv) Liens  for taxes, assessments or  other  governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles;

                       (v) Liens in connection with pledges  and  deposits  made
                  pursuant to statutory and regulatory requirements of of Insurance Regulatory Authorities by an Insurance Subsidiary in the ordinary course of its business, for the purpose of securing regulatory capital or satisfying other financial responsibility requirements;

                      (vi) Liens upon cash  and  United  States  government  and agency securities of the Borrower and its Subsidiaries, securing obligations incurred in connection with reverse repurchase transactions and other similar investment management transactions of such types and in such amounts as are customary for companies similar to the Borrower in size and lines of business and that are entered into by the Borrower and its Subsidiaries in the ordinary course of business;

                     (vii) Purchase   money   Liens   upon   real  or   personal
                  property used by the Borrower or any of its Subsidiaries in the ordinary course of its business, securing Indebtedness incurred solely to pay all or a portion of the purchase price thereof (including in connection with capital leases, and including mortgages or deeds of trust upon real property and improvements thereon), provided that the aggregate principal amount at any time outstanding of all indebtedness secured by such Liens does not exceed an amount equal to 5% of the value of the total assets of the Borrower and its Subsidiaries at such time, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under Section 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under
                  Section 5.1, as of the date of the most recent financial statements referred to in Section 4.11(a)), and provided further that any such Lien (i) shall attach to such property concurrently with or within ten (10) days after the acquisition thereof by the Borrower or such Subsidiary, (ii) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to the Borrower or such Subsidiary and (iii) shall not encumber any other property of the Borrower or any of its Subsidiaries;

                    (viii) Any attachment or judgment Lien not  constituting  an
                  Event of Default under Section 8.1(h) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles;

                      (ix) With respect to any real  property  occupied  by  the
                  Borrower or any of its Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes; and

                       (x) Liens in favor of the  trustee  or  agent  under  any
                  agreement or indenture relating to Indebtedness of the Borrower and its Subsidiaries permitted under this Agreement, covering sums required to be deposited with such trustee or agent thereunder.

     7.4. Disposition of Assets. The Borrower will not, and will not permit or cause any of its Subsidiaries to, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or properties, or enter into any arrangement with any Person providing for the lease by the Borrower or any Subsidiary as lessee of any asset that has been sold or transferred by the Borrower or such Subsidiary to such Person, or agree to do any of the foregoing, except for:

                       (i) sales of investments by the Insurance Subsidiaries in
                  the ordinary course of business;

                      (ii) the   sale   or   exchange   of   used   or  obsolete
                  equipment to the extent (y) the proceeds of such sale are applied towards, or such equipment is exchanged for, similar replacement equipment or (z) such equipment is no longer necessary for the operations of the Borrower or its applicable Subsidiary in the ordinary course of business;

                     (iii) the  sale,  lease  or  other  disposition  of  assets by a Subsidiary of the Borrower to the Borrower or to another Wholly Owned Subsidiary, to the extent permitted by applicable Requirements of Law and each relevant Insurance Regulatory Authority, provided that (x) immediately after giving effect thereto, no Default or Event of Default would exist, (y) in no event shall the Borrower contribute, sell or otherwise transfer, or permit Everest Re to issue or sell, any of the capital stock of Everest Re to any other Subsidiary, and (z) such sale or disposition would not adversely affect the ability of any Insurance Subsidiary party thereto to pay dividends or otherwise make distributions to its parent;

                      (iv) the  sale  or  disposition  of  assets  outside   the
                  ordinary  course  of  business,  provided  that  (w)  the  net proceeds from any such sale or disposition do not exceed an amount equal to the least of the following: (1)10% of the total assets of the Borrower and its Subsidiaries on a consolidated basis, (2) 10% of the total revenues of the Borrower and its Subsidiaries on a consolidated basis, and
                  (3)10% of the total net earnings of the Borrower and its Subsidiaries on a consolidated basis, in each case as determined as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under
                  Section 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under Section 5.1, as of the date of the most recent financial statements referred to in Section 4.11(a)), (x) immediately after giving effect thereto, no Default or Event of Default would exist, and (y) in no event shall the Borrower or any of its Subsidiaries sell or otherwise dispose of any of the capital stock or other ownership interests of Everest Re or any other Subsidiary.

     7.5. Transactions with Affiliates. The Borrower will not, and will not permit or cause any of its Subsidiaries to, enter into any transaction with any officer, director, stockholder or other Affiliate of the Borrower or any Subsidiary, except in the ordinary course of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person other than an Affiliate of the Borrower or such Subsidiary; provided, however, that nothing contained in this Section shall prohibit:

                       (i) transactions between and among the Borrower  and  its
                  Wholly Owned Subsidiaries or between and among Wholly Owned Subsidiaries of the Borrower; provided, however, that such transactions are made upon fair and equitable terms;

                      (ii) transactions  under  incentive  compensation   plans,
                  stock option plans and other employee benefit plans, and loans and advances from the Borrower or any of its Subsidiaries to its officers, in each case that have been approved by the board of directors, or a committee thereof, of the Borrower or any of its Subsidiaries; and

                     (iii) the  payment  by  the  Borrower  of  reasonable   and
                  customary fees to members of its board of directors.

     7.6. Lines of Business. The Borrower will not, and will not permit or cause any of its Subsidiaries to, engage to any substantial degree in any business other than the reinsurance business and other businesses engaged in by the Borrower and its Subsidiaries on the date hereof or a business reasonably related thereto.

     7.7. Fiscal Year. The Borrower will not, and will not permit or cause any of its Subsidiaries to, change the ending date of its fiscal year to a date other than December 31 unless (i) the Borrower shall have given the Lender written notice of its intention to change such ending date at least sixty (60) days prior to the effective date thereof and (ii) prior to such effective date this Agreement shall have been amended to make any changes in the financial covenants and other terms and conditions to the extent necessary, in the reasonable determination of the Lender, to reflect the new fiscal year ending date.

     7.8. Accounting Changes. The Borrower will not, and will not permit or cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be required or permitted by Generally Accepted Accounting Principles or Statutory Accounting Principles, as applicable.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     8.1. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

     (a) The  Borrower  shall   fail   to   pay  any  principal  of or  interest
on   any  Loan,  any     fee    or    any    other   Obligation,   under    this

Agreement when due, however with respect to interest on any Loan and any fees the Borrower shall have a grace period of three (3) Business Days;

     (b) The Borrower shall fail or fail to cause its Subsidiaries to observe, perform or comply with any condition, covenant or agreement contained in any of Sections 2.12, 5.3(d)(i) or 5.4(i), Article VI, or Sections 7.1 through 7.4, inclusive;

     (c) The Borrower or any of its Subsidiaries shall fail to observe, perform or comply with any condition, covenant or agreement contained in this Agreement or any of the other Credit Documents other than those enumerated in subsections
(a) and (b) above, and such failure shall continue unremedied for any grace period specifically applicable thereto or, if no such grace period is applicable, for a period of thirty (30) days after the Borrower acquires knowledge thereof;

     (d) Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement, any of the other
Credit Documents or in any certificate, instrument, report or other document furnished in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall prove to have been false or misleading in any material respect as of the time made, deemed made or furnished;

     (e) The Borrower or any of its Subsidiaries shall (i) fail to pay when due (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) any principal of or interest on any material Indebtedness (other than the Indebtedness incurred pursuant to this Agreement) having an aggregate principal amount of at least $5,000,000; or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such material Indebtedness, or any other event shall occur or condition exist in respect thereof, and the effect of such failure, event or condition is to cause, or permit the holder or holders of such material Indebtedness (or a trustee or agent on its or their behalf) to cause (with the giving of notice, lapse of time, or both), such material Indebtedness to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity;

     (f) The  Borrower  or any of its  Subsidiaries  shall (i) file a  voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect,
(ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any petition or case of the type described in subsection (g) below, (iii) apply for or consent to the appointment of or taking possession by a custodian, trustee, receiver or similar official for or of itself or all or a substantial part of its properties or assets, (iv) fail generally, or admit in writing its inability, to pay its debts generally as they become due, (v) make a general assignment for the benefit of creditors or
(vi) take any corporate action to authorize or approve any of the foregoing;

     (g) Any involuntary petition or case shall be filed or commenced against the Borrower or any of its Subsidiaries seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian, trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of sixty (60) days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding;

     (h) Any one or more money judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount (exclusive of amounts fully bonded or covered by insurance as to which the surety or insurer, as the case may be, has acknowledged its liability in writing) in excess of $5,000,000 shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective properties, and (i) the same is not dismissed, stayed or discharged within sixty (60) days or is not otherwise being appropriately contested in good faith and in a manner reasonably satisfactory to the Lender, or (ii) the same is not dismissed, stayed or discharged within five
(5) days prior to any proposed sale of assets of the Borrower or any Subsidiary pursuant thereto, or (iii) any action shall be legally taken by a judgment creditor to levy upon assets of the Borrower or any Subsidiary to enforce the same;

     (i) Any ERISA Event shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events then existing, there shall exist a reasonable likelihood of liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $5,000,000 with respect to the Borrower or any ERISA Affiliate;

     (j) Any Insurance Regulatory Authority or other Governmental Authority having jurisdiction shall issue any order of conservation, supervision, rehabilitation or liquidation or any other order of similar effect in respect of any Insurance Subsidiary;

     (k) Any   one    or    more    licenses,   permits,    accreditations    or
authorizations of the Borrower or any of its Subsidiaries shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law, and such action, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or

     (l) Any of the following shall occur: (i) any Person or group of Persons acting in concert as a partnership or other group shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of the Borrower representing 20% or more of the combined voting power of the then outstanding securities of the Borrower ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (ii) the Board of Directors of the Borrower shall cease to consist of a majority of the individuals who constituted the Board of Directors of the Borrower as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board of Directors of the Borrower as of the date hereof (or their replacements approved as herein required); or (iii) the Borrower shall cease to own directly 100% of the issued and outstanding capital stock of Everest Re.

     8.2. Remedies; Termination of Commitments, Acceleration, etc. Upon and at any time after the occurrence and during the continuance of any Event of Default, the Lender shall take any or all of the following actions at the same or different times:

     (a) Declare the Commitment to be terminated, whereupon the same shall terminate (provided that, upon the occurrence of an Event of Default pursuant to Section 8.1(f), Section 8.1(g) or Section 8.1(j), the Commitment shall automatically be terminated);

     (b) Declare all or any part of the outstanding principal amount of the Loans to be immediately due and payable, whereupon the principal amount so declared to be immediately due and payable, together with all interest accrued thereon and all other amounts payable under this Agreement, the Notes and the other Credit Documents, shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower (provided that, upon the occurrence of an Event of Default pursuant to Section 8.1(f), Section 8.1(g) or Section 8.1(j), all of the outstanding principal amount of the Loans and all other amounts described in this subsection (b) shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower); and

     (c) Exercise all rights and remedies available to it under this Agreement, the other Credit Documents and applicable law.

     8.3. Remedies; Set-Off. In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, the Lender may, and is hereby authorized by the Borrower, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Borrower, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by the Lender to or for the credit or the account of the Borrower against any or all of the Obligations to the Lender now or hereafter existing, whether or not such Obligations may be contingent or unmatured, and the Borrower hereby grants to the Lender a continuing security interest in and Lien upon all such deposits and other property as security for such Obligations. The Lender agrees to notify the Borrower promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.


                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1. Fees and Expenses. The Borrower agrees (i) whether or not the transactions contemplated by this Agreement shall be consummated, to pay upon demand all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel to the Lender) in connection with the preparation, negotiation, interpretation, administration, execution, and delivery of this Agreement and the other Credit Documents, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto, (ii) to pay upon demand all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel to the Lender) in connection with (y) any refinancing or restructuring of the credit arrangement provided under this Agreement, whether in the nature of a "work-out," in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, and (z) the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any of the other Credit Documents, whether in any action, suit or proceeding (including any bankruptcy or insolvency proceeding) or otherwise, and (iii) to pay and hold harmless the Lender from and against all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties, and any finder's or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by the Lender), that may be payable in connection with the transactions contemplated by this Agreement and the other Credit Documents.

     9.2. Indemnification. The Borrower agrees, whether or not the transactions contemplated by this Agreement shall be consummated, to indemnify and hold harmless the Lender and each of its respective directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, "Indemnified Costs"), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement or any of the other Credit
Documents, any of the transactions contemplated herein or therein or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loans, or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation; provided, however, that no Indemnified Person shall have the right to be Indemnified hereunder for any Indemnified Costs to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower, as and when incurred and upon demand.

     9.3. GOVERNING LAW. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

     9.4. WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR
DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE CREDIT DOCUMENTS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY CREDIT DOCUMENT, AND AGREES THAT ANY SUCH ACTION

OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     9.5. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

                       (a) if to  the  Borrower, Everest  Reinsurance  Holdings,
                  Inc., Westgate Corporate Center, 477 Martinville Road, P.O. Box 830, Liberty Corner, NJ 07938-0830, Attention: Stephen L. Limauro, Telecopy No.: (908) 604-3412, Telephone No.: (908) 604-3150 (with a copy to Janet Melchione, Telecopy No.: (908) 604-3450, Telephone No.: (908) 604-3170);

                       (b) if to  the  Lender, to  it at One First Union Center,
                  TW-10, 301 South  College  Street,  Charlotte  NC  28288-0608,
                  Attention: Lisa Monery, Telecopy No.: (704) 383-7611, Telephone No.: (704) 383-0558;

or in each case, to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery.

     9.6. Amendments Waivers, etc. No amendment, modification, waiver or discharge or termination of, or consent to any departure by the Borrower from, any provision of this Agreement or any other Credit Document, shall be effective unless in a writing signed by the Lender and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     9.7. Assignments, Participations. (a) The Lender may, with the consent of the Borrower, which shall not be unreasonably withheld (except during the continuance of a Default, in which case no such consent shall be required), assign to one or more other assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it) and from and after the effective date of such assignment (a) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it, shall have the rights and obligations of the Lender hereunder with respect thereto and (B) the Lender shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights (other than rights under the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such assignment) and be released from its obligations under this Agreement (and, in the case of an assignment covering all or the remaining portion of the Lender's rights and obligations under this Agreement, the Lender shall cease to be a party hereto).

     (b) Upon its receipt of the Note, the Borrower will execute and deliver to such Assignee in exchange for the surrendered Note a new Note to the order of such Assignee in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) assumed by it pursuant to such assignment and, to the extent the Lender has retained its Loans and/or Commitment hereunder, a new Note to the order of the Lender in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitment has been terminated, the principal amount of the Loans) retained by it hereunder. Such new Note shall be dated the date of the replaced Note and shall otherwise be in substantially the form of Exhibit A. The Lender will return the cancelled Note to the Borrower.

     (c) The Lender may, without the consent of the Borrower sell to one or more other Persons (each, a " Participant") participations in any portion comprising less than all of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it); provided, however, that the Lender's obligations under this Agreement shall remain unchanged and the Lender shall remain solely responsible for the performance of such obligations.

     (d) Nothing in this Agreement shall be construed to prohibit the Lender from pledging or assigning all or any portion of its rights and interest hereunder or under the Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or assignment shall release the Lender from any of its obligations hereunder.

     (e) The Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the Assignee or Participant or proposed Assignee or Participant any information relating to the Borrower and its Subsidiaries furnished to it by or on behalf of any other party hereto, provided that such Assignee or Participant or proposed Assignee or Participant agrees in writing to keep such information confidential to the same extent required of the Lender under Section 9.13.

     (f) In connection with any assignment hereunder to an Assignee that is not incorporated under the laws of the United States, such Assignee will be required to deliver to the Borrower a duly completed copy of United States Internal Revenue Service Form 1001 or 4224, certifying that such Assignee is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

     9.8. No Waiver. The rights and remedies of the Lender expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Borrower and the Lender or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     9.9. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and all references herein to any party shall be deemed to include its successors and assigns; provided, however, that (i) the Borrower shall not sell, assign or transfer any of its rights, interests, duties or obligations under this Agreement or any other Credit Document without the prior written consent of the Lender and (ii) any Assignees shall have such rights and obligations with respect to this Agreement and the other Credit Documents as are provided for under and pursuant to the provisions of Section 9.7.

     9.10. Survival. All representations, warranties and agreements made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement and in the other Credit Documents shall survive the execution and delivery hereof or thereof and the making and repayment of the Loans. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, including, without limitation, the provisions of Sections 2.13(a), 2.13(b), 2.14, 2.15, 9.1 and 9.2, shall survive the payment in full of the Loans, the termination of the Commitment and any termination of this Agreement or any of the other Credit Documents.

     9.11. Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     9.12. Construction. The headings of the various articles, sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other Credit Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Credit Documents, the provision of this Agreement shall control.

     9.13. Confidentiality. The Lender agrees to keep confidential, pursuant to its customary procedures for handling confidential information of a similar nature and in accordance with safe and sound banking practices, all nonpublic information provided to it by or on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement or any other Credit Document; provided, however, that the Lender may disclose such information (i) to its directors, employees and agents and to its auditors, counsel and other professional advisors (provided such persons are informed of the confidential nature of such nonpublic information and are instructed by the Lender to keep such nonpublic information confidential to the same extent required hereunder),
(ii) at the demand or request of any bank regulatory authority, court or other Governmental Authority having or asserting jurisdiction over the Lender, as may be required pursuant to subpoena or other legal process, or otherwise in order to comply with any applicable Requirement of Law, (iii) in connection with any proceeding to enforce its rights hereunder or under any other Credit Document or any other litigation or proceeding related hereto or to which it is a party,(iv) to the extent the same has become publicly available other than as a result of a breach of this Agreement and (vi) pursuant to and in accordance with the provisions of Section 9.7(e).

     9.14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     9.15. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND D ELIVERED IN CONNECTION HEREWITH (a) EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING

BETWEEN THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, (B)SUPERSEDE ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, INCLUDING, WITHOUT LIMITATION, THE COMMITMENT LETTER FROM THE LENDER TO THE BORROWER DATED JANUARY 8, 1997, AND (C) MAY NOT BE AMENDED, SUPPLEMENTED, CONTRADICTED OR OTHERWISE MODIFIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                            EVEREST REINSURANCE
                                              HOLDINGS, INC.



                                            By: _______________________________
                                                Name:
                                                Title:



                                            By: _______________________________
                                                Name:
                                                Title:





                                            FIRST UNION NATIONAL BANK




                                            By: ______________________________
                                                Name:
                                                Title: